Exhibit 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 20-F of Sibanye Stillwater Limited (the “Company”) for the period ended 31 December 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Stewart, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 24 April 2026

/s/ Richard Stewart
Richard Stewart
Chief Executive Officer